Loans Payable	12 Months Ended
Feb. 29, 2024
Notes and other explanatory information [abstract]
Loans Payable

9.	Loans Payable

On September 13, 2022, the Company entered into a loan payable for the principal sum of $250,000 with a maturity date of February 17, 2023 as per the agreement with Glen Eagle Resources for acquisition of mineral properties in Lac `a l'Orignal flagship area (See Note 10(a)). No interest shall accrue or be payable in respect of the principal amount. This loan was paid in cash in full during the year ended February 28, 2023.

As at February 29, 2024 and February 28, 2023, the Company had $nil in loans payable.

A continuity of loans payable is as follows:

$
Balance, February 28, 2022	—
Addition to loans payable	243,123
Accretion expense	6,877
Repayment	(250,000)
Balance, February 28, 2023 and February 29, 2024	—

During the year ended February 28, 2023, the Company recognized a gain on below market interest rate benefit of $ 6,877 relating to this loan payable.